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                                    [LETTERHEAD OF
                             THE CIT GROUP/CREDIT FINANCE
                                    STAR DIVISION
                               10 SOUTH LASALLE STREET
                                 CHICAGO, IL  80603]



December 22, 1995


Reuter Manufacturing, Inc.
f/k/a Green Isle Environmental Services, Inc.
410 11th Avenue South
Hopkins, MN  55343

    Re: Loan and Security Agreement dated February 15, 1991 and subsequent Amendments thereto, between The CIT Group/Credit Finance, Inc. as Lender and Reuter Manufacturing, Inc., f/k/a Green Isle Environmental Services, Inc., and f/k/a Reuter, Inc., and f/k/a Reuter Manufacturing, Inc., as Borrower (the "Loan and Security Agreement")

Gentlemen:

The Loan and Security Agreement is amended as follows:

    1. Section 10.2 of the Loan and Security Agreement is amended by deleting the term "$1,007,200.00" and adding in its place the term "$1,507,000.00".

    2. Section 10.6(b) of the Loan and Security Agreement is amended to read as follows:

              (b) Borrower: Reuter Manufacturing, Inc., a Minnesota corporation.

In all other respects, the Loan and Security Agreement remains unchanged and in full force and effect.

In consideration of Lender's agreements herein, Borrower agrees to pay Lender a fee of $25,000, which fee is fully earned and payable as of this date. At Lender's option, Lender may charge this fee to any loan account of Borrower maintained by Lender.

Very truly yours,

The CIT Group/Credit Finance, Inc.

By: /s/ Richard A. Simons
   --------------------------------

Title: Vice President
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Reuter Manufacturing, Inc.
December 22, 1995
Page 2



AGREED AND ACCEPTED:

Reuter Manufacturing, Inc.
f/k/a Green Isle Environmental Services, Inc.

By: /s/ William H. Johnson
   --------------------------------

Title: Vice President, Controller &
      -----------------------------
      Secretary 1/2/96
      -----------------------------